                                   EXHIBIT 32
                             RULE 1350 CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies in his capacity as an officer of Community Central Bank Corporation (the "Corporation") that the Annual Report of the Corporation on Form 10-KSB for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of the dates and for the periods presented in the financial statements included in this report.


Dated: March 30, 2006                   By: /S/ DAVID A. WIDLAK
                                            ------------------------------------
                                            David A. Widlak
                                            President and CEO
                                            (Principal Executive Officer)


Dated: March 30, 2006                   By: /S/ RAY T. COLONIUS
                                            ------------------------------------
                                            Ray T. Colonius
                                            CFO and Treasurer
                                            (Principal Financial and
                                            Accounting Officer)